                                                                    EXHIBIT 99.6

9/98                                                                      Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,560,653,543.40
Beginning of the Month Finance Charge Receivables:       $    109,535,727.38
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,670,189,270.78


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $    133,568,171.87
Additional Finance Charge Receivables:                   $        922,650.24
Additional Total Receivables:                            $    134,490,822.11


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,606,297,821.32
End of the Month Finance Charge Receivables:             $    108,344,082.86
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,714,641,904.18


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,375,000,000.00
End of the Month Transferor Amount                       $    231,297,821.32
End of the Month Transferor Percentage                                  8.87%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     56,689,490.22
   60-89 Days Delinquent                                 $     41,838,760.68
   90+ Days Delinquent                                   $     74,697,798.09


   Total 30+ Days Delinquent                             $    173,226,048.99
   Delinquent Percentage                                                6.38%

Defaulted Accounts During the Month                      $     10,544,300.69
Annualized Default Percentage                                           4.94%

Principal Collections                                         338,980,911.74
Principal Payment Rate                                                 13.24%

Total Payment Rate                                                     14.43%

9/98                                                                      Page 2

INVESTED AMOUNTS

   Class A Initial Invested Amount                       $    369,000,000.00
   Class B Initial Invested Amount                       $     38,250,000.00
   Class C Initial Invested Amount                       $     42,750,000.00

INITIAL INVESTED AMOUNT                                  $    450,000,000.00

   Class A Invested Amount                               $    369,000,000.00
   Class B Invested Amount                               $     38,250,000.00
   Class C Invested Amount                               $     42,750,000.00

INVESTED AMOUNT                                          $    450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         17.53%
PRINCIPAL ALLOCATION PERCENTAGE                                        17.53%

MONTHLY SERVICING FEE                                    $        750,000.00

INVESTOR DEFAULT AMOUNT                                  $      1,848,415.91


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            82.00%

   Class A Finance Charge Collections                    $      7,121,630.94
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      7,121,630.94


   Class A Monthly Interest                              $      1,823,217.52
   Class A Servicing Fee                                 $        615,000.00
   Class A Investor Default Amount                       $      1,515,701.05

TOTAL CLASS A EXCESS SPREAD                              $      3,167,712.37


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.50%

   Class B Finance Charge Collections                    $        738,217.83
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        738,217.83

   Class B Monthly Interest                              $        196,642.06
   Class B Servicing Fee                                 $         63,750.00

TOTAL CLASS B EXCESS SPREAD                              $        477,825.77
CLASS B INVESTOR DEFAULT AMOUNT                                   157,115.35
CLASS B REQUIRED AMOUNT                                           157,115.35

9/98                                                                      Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      4,399,355.16


   Excess Spread Applied to Class A Required Amount      $              0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                           $              0.00

   Excess Spread Applied to Class B
   Required Amount                                       $        157,115.35

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Class C Required Amount      $        419,125.93

   Excess Spread Applied to Reductions of
   Class C Invested Amount                               $              0.00

   Excess Spread Applied to Monthly Cash                 $         93,750.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to Spread Account               $              0.00

   Excess Spread Applied to Reserve Account              $              0.00

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders              $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      3,729,363.88


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $     19,305,664.73


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1996-A

   Excess Finance Charge Collections Applied to
   Class A Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                          $              0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                               $              0.00

9/98                                                                      Page 4

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                           $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor          $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual Interest
   Holders                                               $              0.00


YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.66%
   Base Rate (Prior Month)                                              7.84%
   Base Rate (Two Months Ago)                                           7.89%

THREE MONTH AVERAGE BASE RATE                                           7.80%

   Portfolio Yield (Current Month)                                     18.23%
   Portfolio Yield (Prior Month)                                       12.34%
   Portfolio Yield (Two Months Ago)                                    12.74%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    14.44%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                              $     59,351,498.13

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests         $              0.00

                  Allocable to Class B Certificates      $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED AMORTIZATION --

9/98                                                                      Page 5

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     59,351,498.13
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00

CLASS C INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                  $              0.00

CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     13,500,000.00
   Available Cash Collateral Amount                      $     13,500,000.00

TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                     -----------------------
                                                        Tracie H. Klein
                                                         Vice President